Exhibit 10.3

SPONSOR CAPITAL CONTRIBUTION AGREEMENT

between

RUBICON TECHNOLOGIES HOLDINGS, LLC

RUBICON TECHNOLOGIES INTERNATIONAL, INC.

RUBICON GLOBAL, LLC

CLEANCO LLC

CHARTER WASTE MANAGEMENT, INC.

RIVERROAD WASTE SOLUTIONS, INC.

each as a Borrower, and collectively the Borrowers

and

RUBICON TECHNOLOGIES, INC.

as Parent

and

RODINA CAPITAL

as Sponsor

dated as of January 24, 2024

SPONSOR CAPITAL CONTRIBUTION AGREEMENT

This SPONSOR CAPITAL CONTRIBUTION AGREEMENT (the “Agreement”), dated as of January 24, 2024, by and among RUBICON TECHNOLOGIES HOLDINGS, LLC, a Delaware limited liability company, RUBICON TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation, RUBICON GLOBAL, LLC, a Delaware limited liability company, CLEANCO LLC, a New Jersey limited liability company, CHARTER WASTE MANAGEMENT, INC., a Delaware corporation, and RIVERROAD WASTE SOLUTIONS, INC., a New Jersey corporation, (collectively, together with each of their successors and permitted assigns, each individually as a “Borrower”, and collectively as “Borrowers”), RUBICON TECHNOLOGIES, INC., a Delaware corporation (“Parent” or “Rubicon”), and Rodina Capital (the “Sponsor”).

W I T N E S S E T H:

WHEREAS, the Borrowers and Parent have entered into that certain Credit, Security and Guaranty Agreement, dated as of June 7, 2023 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, the Parent, the other guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), MidCap Funding IV Trust, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”), pursuant to which the Borrowers are liable for the Obligations, including, without limitation, the Loans and other financial accommodations to Borrowers from the Lenders (including Agent in its individual capacity as a Lender) under the Credit Agreement and the other Financing Documents referred to therein;

WHEREAS, the Borrowers, Parent, Lenders, and Agent have entered into that certain Amendment No. 3 to the Credit Agreement, dated as of January 24, 2024 (the “Amendment”) pursuant to which the parties thereto agreed to amend certain defined terms and Event of Default provision in the Credit Agreement;

WHEREAS, the Sponsor and Agent have entered into the Sponsor Guaranty Agreement, dated as of January 24, 2024 (the “Sponsor Guaranty Agreement”), pursuant to which the Sponsor agrees to absolutely, unconditionally, and irrevocably guaranty, as primary obligor, the full and punctual performance and payment when due of the Obligations (as defined in the Credit Agreement) of the Borrowers;

WHEREAS, the execution and delivery of this Agreement is a condition to the Agent’s and Lenders’ entry into the Amendment and Sponsor Guaranty Agreement;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS

Unless otherwise defined herein, terms used but not defined herein shall have the meanings set forth for such terms in the Credit Agreement.

SECTION 2. SPONSOR CAPITAL CONTRIBUTION

2.1	Triggering Event; Contribution Requirements. The Sponsor hereby covenants and agrees that, in the event that (i) the Sponsor Guaranty Termination Date is extended to June 15, 2024, and (ii) as of such date, the Agent determines, in its reasonable discretion, that Liquidity, as of such date, is less than $16,000,000, the Sponsor agrees, within one (1) Business Day of Agent’s written request (the “Notice Date”), to make a cash contribution (the “Required Contribution”) to the Borrowers, in immediately available funds, on a dollar-for-dollar basis, equal to the lesser of (a) $5,000,000 or (b) the amount (net of all costs and expenses related thereto) necessary to cause Liquidity to equal $16,000,000 on a pro forma basis after giving effect to the Required Contribution.

2.2	Required Contribution Confirmation. The Sponsor shall provide Agent, within three (3) Business Days of making the Required Contribution, documentation reasonably satisfactory to Agent evidencing the Required Contribution.

2.3	Use of Proceeds. The full amount of the proceeds of such Required Contribution shall be contributed to the Borrowers. The Borrowers shall deposit such Required Contribution into an account in which the Agent has a perfected security interest.

2.4	Survival of Termination. The requirements of this Section 2 shall survive the termination of this Agreement.

SECTION 3. REQUIRED CONTRIBUTION SHARE ISSUANCE

3.1	Issuance of Class A Common Stock. In exchange for the Required Contribution, the Parent, on behalf of the Borrowers, hereby covenants and agrees to issue the Sponsor shares of Class A common stock, par value $0.0001 per share (the “Shares”) of Rubicon in an amount equal to the Required Contribution divided by the Conversion Price.

3.2	Conversion Price. The Conversion Price used to calculate the aggregate number of Shares issuable to the Sponsor in exchange for the Required Contribution (the “Conversion Price”) shall be equal to the lesser of (i) the arithmetic average of the Daily VWAP (as defined below) for the five VWAP Trading Days immediately preceding January 24, 2024 or (ii) the arithmetic average of the Daily VWAP for the five VWAP Trading Days immediately succeeding the Notice Date. “Daily VWAP” shall mean for any VWAP Trading Day, the per share volume-weighted average price of Rubicon’s Class A common stock, par value $0.0001 per share, as displayed under the heading “Bloomberg VWAP” on Bloomberg page “RUBICON <EQUITY> AQR” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or, if such volume-weighted average price is unavailable, the market value of one share of Rubicon Class A common stock on such VWAP Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session. “VWAP Trading Day” shall mean a day on which trading in the Rubicon Class A common stock generally occurs on the principal U.S. national or regional securities exchange on which the Rubicon Class A common stock is then listed or, if the Rubicon Class A common stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Rubicon Class A common stock are then traded.

3.3	Delivery Date. The Shares shall be issued to the Sponsor as full and final satisfaction for the Required Contribution. The Borrowers and Rubicon shall deliver the Shares to the Sponsor within three (3) business days from the date of the Notice Date.

SECTION 4. RESTRICTIONS AND LIMITATIONS

4.1	Principal Market Limitation. The Sponsor shall not have the right to receive the Shares hereunder to the extent that after giving effect to the receipt of such Shares (a) the Shares have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such Shares or of securities exercisable for shares of Class A common stock, or (b) the number of Shares to be issued have, or will be upon issuance, equal to or in excess of 20% of the number of shares of Class A common stock outstanding before the issuance of the Shares or of securities exercisable for shares of Class A common stock.

4.2	Resale Restrictions. Sponsor understands that the issuance of the Shares to such Sponsor have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities laws. Sponsor agrees not to offer, sell or otherwise transfer the Shares, or any interest in the Shares, unless (i) the offer and sale is registered under the Securities Act, (ii) the Shares may be sold in accordance with the applicable requirements and limitations of Rule 144 under the Securities Act and any applicable state securities laws and, if the Parent reasonably requests, such Sponsor delivers to the Parent an opinion of counsel to such effect, or (iii) such Sponsor delivers to the Parent an opinion of counsel reasonably satisfactory to the Parent that the offer and sale is otherwise exempt from Securities Act registration.

4.3	Restrictive Legend. Sponsor understands and agrees that a legend in substantially the following form will be placed on the certificates of the Shares:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND WERE OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT OR THE ISSUER HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT.”

4.4	Illiquid Investment. Sponsor acknowledges that it, he or she must bear the economic risk of its investment in the Shares for an indefinite period of time, until such time as the Shares are registered or an exemption from registration is available.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE SPONSOR

The Sponsor makes the following representations and warranties which shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby:

5.1	Due Organization; Authorization; Power and Authority. The Sponsor is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is formed or organized. The Sponsor has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Sponsor and the performance hereunder by the Sponsor has been duly authorized by all necessary action (corporate or otherwise) on the part of, the Sponsor.

5.2	No Conflicts. Neither the execution and delivery by the Sponsor of this Agreement, the compliance by the Sponsor with the terms hereof, nor the fulfillment by the Sponsor of any of the terms hereof conflicts with, results in a breach of or constitutes a default under (i) any of the terms, conditions or provisions of the bylaws or other organizational documents of the Sponsor, (ii) any applicable Laws or (iii) the Financing Documents or any agreement or instrument to which the Sponsor is a party or by which it or any of its property or assets is bound.

5.3	Valid Obligation. This Agreement is the legal, valid and binding obligation of the Sponsor enforceable against the Sponsor in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor’s rights and general principles of equity.

5.4	No Consent. No consent of any other Person and no governmental approval is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the taking of any action by the Sponsor herein contemplated.

5.5	No Action or Suit. There is no action, suit or proceeding at law or in equity by any Person or any arbitration or any administrative or other proceeding by or before, or, to the knowledge of the Sponsor, any investigation by, any governmental authority pending or, to the knowledge of the Sponsor, threatened against or affecting the Sponsor or any of its properties or rights which questions or challenges the legality or validity of or seeks damages in connection with this Agreement or any action taken or to be taken by the Sponsor pursuant to this Agreement or in connection with the transactions contemplated hereby.

SECTION 6. NOTICES

Any notice, request or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter, or email, and will be deemed to have been delivered upon the later of: (A) either (i) receipt, when delivered personally or (ii) one business day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The address and e-mail addresses for such communications shall be:

If to the Parent or Borrowers, to:	Rubicon Technologies, Inc.
335 Madison Avenue, 4th Floor
New York, NY 10017
Attn: President and Chief Financial Officer
E-Mail: Kevin.Schubert@rubicon.com

With Copy to:	Winston & Strawn LLP
800 Capitol Street, Suite 2400
Houston, Texas 77002
Attn: Michael J. Blankenship
E-Mail: MBlankenship@winston.com

If to the Sponsor, to:	Rodina Capital

SECTION 7. GOVERNING LAW; CONSENT TO JURISDICTION.

7.1	GOVERNING LAW. THIS AGREEMENT, AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER (TO THE EXTENT NOT EXPRESSLY PROVIDED FOR THEREIN), SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE AND WITHOUT REFERENCE TO CONFLICTS OF LAWS RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7.2	Consent to Jurisdiction. The Borrowers, Parent, and the Sponsor agree that any legal action or proceeding with respect to or arising out of this Agreement may be brought in or removed to the courts of competent jurisdiction of the State of New York sitting in The City of New York in New York County and of the United States of America in and for the Southern District of New York, as either of them may elect. By execution and delivery of the Agreement, the Borrowers, Parent, and the Sponsor accept, for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrowers, Parent, and the Sponsor irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the Borrowers, Parent, or the Sponsor, as the case may be, at its respective address for notices as specified herein and that such service shall be effective five (5) Business Days after such mailing. Nothing herein shall affect the right to serve process in any other manner permitted by law or the right of the Borrowers, Parent, or the Sponsor to bring legal action or proceedings in any other competent jurisdiction. The Borrowers, Parent, and the Sponsor hereby waive any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens.

SECTION 8. WAIVER OF JURY TRIAL

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENT TO WHICH IT IS PARTY OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

SECTION 9. MISCELLANEOUS

9.1	No Waiver; Cumulative Remedies. No failure or delay on the part of the Borrowers, the Parent, or the Sponsor in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies prescribed in this Agreement or by law shall be cumulative and not in limitation of or substitution for any other remedies available hereunder or otherwise.

9.2	Amendments. Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Agreement, nor consent to any departure by the Borrowers, the Parent, or the Sponsor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrowers, the Parent, and the Sponsor and all of the other parties hereto and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Unless otherwise required by the terms of this Agreement, no notice to or demand on the Borrowers, the Parent, or the Sponsor in any case shall entitle the Borrowers, the Parent, or the Sponsor to any other further notice or demand in similar or other circumstances.

9.3	Counterparts. This Agreement and any amendment, waivers, consents, or supplements hereto or in connection herewith may be executed in one or more counterparts, each of which when executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

9.4	Binding Effect; Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. The Sponsor, Borrowers, or Parent may not assign or otherwise transfer any of its rights under this Agreement.

9.5	Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

9.6	Headings. Headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

9.7	Survival of Agreements. All covenants, agreements, representations, and warranties in this Agreement or in any certificate, instrument, document or other writing delivered pursuant hereto shall survive the execution and delivery of this Agreement, and all such covenants and agreements shall continue in full force and effect until the obligations of the parties hereto have been finally paid and satisfied in full.

9.8	Entire Agreement. This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail.

9.9	Further Assurances. The parties hereto hereby agree to execute and deliver all such instruments and take all such action as may be necessary to effectuate fully the purposes of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Sponsor Capital Contribution Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

RUBICON TECHNOLOGIES HOLDINGS, LLC RUBICON TECHNOLOGIES INTERNATIONAL, INC. RUBICON GLOBAL, LLC CLEANCO LLC CHARTER WASTE MANAGEMENT, INC. RIVERROAD WASTE SOLUTIONS, INC.

By:

By:	/s/ Kevin Schubert
Name:	Kevin Schubert
Title:	Chief Financial Officer, President and Secretary

RUBICON TECHNOLOGIES, INC.

By:	/s/ Kevin Schubert
Name:	Kevin Schubert
Title:	Chief Financial Officer, President and Secretary

RODINA CAPITAL

By:	/s/ Jose Miguel Enrich
Name:	Jose Miguel Enrich
Title:	Director